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                                                                    EXHIBIT 10.3
                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated as of February 7, 2000, by and between CHIQUITA BRANDS INTERNATIONAL, INC., a New Jersey corporation (referred to herein as the "PLEDGOR"), and BANKBOSTON, N.A., as Collateral Agent for the benefit of the Secured Creditors (as defined in the RECITALS hereto) (referred to herein as the "PLEDGEE").

                                    RECITALS

         A. The Pledgor has entered into that certain Credit Agreement, dated as of December 31, 1996, as amended through the date hereof (as further amended, modified, extended, renewed, replaced, restated, supplemented, restructured and/or refinanced from time to time, the "CREDIT AGREEMENT"), by and among the Pledgor, as borrower, the financial institutions which are now, or in accordance with SECTION 12.2 thereof hereafter become, parties thereto (collectively, the "LENDERS"), BankBoston, N.A., as Administrative Agent and Collateral Agent for the benefit of the Co-agents and Lenders, and BankBoston, N.A., ING Bank N.V., and PNC Bank, National Association, as Co-agents for the Lenders (the "CO-AGENTS", and collectively with the Lenders, the Administrative Agent and the Pledgee, the "SECURED CREDITORS").

         B. It is a condition precedent of the entry by certain of the Secured Creditors into Amendment No. 4 to Credit Agreement, dated as of the date hereof, and of each Credit Extension made or to be made on or after the date hereof under the Credit Agreement and the other Loan Documents that the Pledgor shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors in order to secure the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations. Notwithstanding anything in the Collateral Documents to the contrary, the aggregate amount of all of the Obligations from time to time secured by the Collateral Documents shall not at any time exceed the Maximum Permitted Amount.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used

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herein as therein defined. Reference to singular terms shall include the plural and VICE VERSA. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "INCLUDING" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's permitted successors and assigns. References to any Instrument in this Agreement refer to such Instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "ADVERSE CLAIM" shall have the meaning given such term in
Section 8-102(a)(1) of the UCC.

                  "AGREEMENT" shall mean this Pledge Agreement, as the same may from time to time be amended, modified, extended, renewed, replaced, restated or supplemented.

                  "CERTIFICATED SECURITY" shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

                  "CHIQUITA SOUTH PACIFIC" shall mean Chiquita Brands South Pacific Ltd., an Australian company.

                  "CHIQUITA SOUTH PACIFIC EQUITY" shall mean the resulting Equity Interests if and to the extent that Indebtedness under or in respect of the Chiquita South Pacific Loan Agreement or the Chiquita South Pacific Note is ever converted to or exchanged for Equity Interests in Chiquita South Pacific.

                  "CHIQUITA SOUTH PACIFIC LOAN AGREEMENT" shall mean that certain Loan Agreement, by and between Chiquita South Pacific and the Pledgor, dated as of June 24, 1998, as the same may be amended, restated, extended or otherwise modified from time to time.

                  "CHIQUITA SOUTH PACIFIC NOTE" shall mean any note or notes that may be issued by Chiquita South Pacific from time to time in connection with or pursuant to the Chiquita South Pacific Loan Agreement to evidence all or any part of the Indebtedness of Chiquita South Pacific thereunder, as the same may be amended, replaced, restated, extended or otherwise modified from time to time.

                  "CLEARING CORPORATION" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

                  "COLLATERAL" shall have the meaning set forth in SECTION 3.1 hereof.


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                  "COLLATERAL ACCOUNTS" shall mean, in relation to the Pledgor, any and all accounts established and maintained by the Pledgee in the name of the Pledgor and to which any Collateral may from time to time be credited.

                  "CONSENT TO ASSIGNMENT" shall have the meaning set forth in
SECTION 15(f) hereof.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the RECITALS hereto.

                  "EQUITY INTERESTS" shall mean (a) in the case of any corporation, any Capital Stock of any class or series, (b) in the case of any association or business entity, any shares, interests, participations, rights or other equivalents (howsoever designated) of Capital Stock, and (c) in the case of any partnership or limited liability company, partnership or membership interests (whether general or limited), and all warrants, options or other rights to purchase, subscribe for or otherwise acquire such interests (but excluding any Notes that are convertible into, or exchangeable for, Capital Stock or other Equity Interests).

                  "FINANCIAL ASSET" shall have the meaning given such term in
Section 8-102(a)(9) of the UCC).

                  "FRIDAY" shall mean Friday Holdings, L.L.C., a Delaware limited liability company.

                  "FRIDAY NOTE" shall mean that certain Promissory Note, dated as of December 30, 1998, payable by Friday to the order of Chiquita Brands, Inc., as the same may be amended, replaced, restated, extended or otherwise modified from time to time. The Friday Note and all of the rights, title and interests of Chiquita Brands, Inc. thereunder have been assigned and transferred to the Pledgor.

                  "INDEMNITEES" shall have the meaning set forth in SECTION 11 hereof.

                  "INSTRUMENT" shall have the meaning given such term in Section 9-105(l)(1) of the UCC.

                  "INVESTMENT PROPERTY" shall have the meaning given in Section 9-115(l)(f) of the UCC.

                  "LENDERS" shall have the meaning set forth in the RECITALS hereto.

                  "LIMITED LIABILITY COMPANY ASSETS" shall mean all Property, whether tangible or intangible, and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in any other limited liability company), at any time owned or represented by any Limited Liability Company Interests.


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                  "LIMITED LIABILITY COMPANY INTERESTS" shall mean all of the limited liability company membership interests at any time or from time to time owned or acquired by the Pledgor in any limited liability company.

                  "LINDEMANN" shall mean Lindemann Produce, L.L.C., a Nevada limited liability company.

                  "NOTES" shall mean, in relation to the Pledgor, all promissory notes or other similar Instruments now owned or from time to time hereafter acquired by the Pledgor.

                  "OBLIGATIONS" shall have the meaning given such term in the Credit Agreement.

                  "PARTNERSHIP ASSETS" shall mean all Property, whether tangible or intangible, and whether real, personal or mixed (including, without limitation, all partnership capital and interest in any other partnership), at any time owned or represented by any Partnership Interests.

                  "PARTNERSHIP INTERESTS" shall mean all of the general partnership interests and all of the limited partnership interests at any time or from time to time owned or acquired by the Pledgor in any general partnership or limited partnership.

                  "PLEDGEE" shall have the meaning set forth in the PREAMBLE hereto.

                  "PLEDGOR" shall have the meanings set forth in the PREAMBLE hereto.

                  "PROCEEDS" shall have the meaning given such term in Section 9-306(1) of the UCC.

                  "SECURED CREDITORS" shall have the meaning set forth in the RECITALS hereto.

                  "SECURITIES ACCOUNT" shall have the meaning given such term in
Section 8-501(a) of the UCC.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

                  "SECURITIES TRANSFER" shall mean American Securities Transfer Company Limited Partnership, an Ohio limited partnership.

                  "SECURITY" shall have the meaning given such term in Section 8-102(a)(15) of the UCC, and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15) of the UCC).

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                  "SECURITY ENTITLEMENT" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

                  "STOCK" shall mean with respect to any corporation, all of the issued and outstanding shares of Capital Stock and other Equity Interests of such corporation at any time owned or acquired by the Pledgor.

                  "TERMINATION DATE" shall have the meaning set forth in SECTION 19(a) hereof.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the relevant jurisdiction from time to time; PROVIDED, HOWEVER, that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the relevant jurisdiction on the date hereof.

                  "UNCERTIFICATED SECURITY" shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

                  3. PLEDGE OF SECURITY INTEREST, ETC.

                  3.1. PLEDGE. To secure the punctual payment or performance of all and each and every part of the Obligations now or hereafter owed or to be paid or performed by the Pledgor, the Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest and Lien (subject to Liens from time to time permitted to exist with respect to the Collateral pursuant to the Loan Documents from time to time in effect) in favor of the Pledgee for the benefit of the Secured Creditors in all of the rights, title and interests of the Pledgor in and to each of the following, whether now existing or hereafter from time to time created, arising or acquired (collectively, the "COLLATERAL"):

                  (a) each of the Collateral Accounts of the Pledgor, including any and all of the Property of whatsoever type or kind from time to time deposited by the Pledgor in each such Collateral Account, whether such Property is now owned or existing or is hereafter created or acquired, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or by any of the other Loan Documents to be deposited in such Collateral Account, and all Investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

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                  (b) all Securities owned or acquired by the Pledgor from time to time (but excluding any Stock of Subsidiaries, except for the Chiquita South Pacific Equity, and also excluding any Notes payable by Subsidiaries of the Pledgor, other than the Chiquita South Pacific Note and the Friday Note);

                  (c) all Limited Liability Company Interests owned or acquired by the Pledgor from time to time (including those in Friday, but excluding those in any other limited liability company that is a Subsidiary of the Pledgor, and also excluding those in any limited liability company that is not a Subsidiary of the Pledgor to the extent (and only to the extent) that such Limited Liability Company Interests may not be pledged hereunder without violating the terms of the operating agreement or other Governing Documents of such limited liability company) and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter created, arising or acquired, including, without limitation:

                           (i) all of its capital therein and all of its
                  interest in all profits, losses, Limited Liability Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (ii) all other payments due or to become due to the
                  Pledgor in respect of such Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages or otherwise;

                           (iii) all of its claims, rights, powers, privileges,
                  authority, options, security interests, Liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law, or otherwise in respect of such Limited Liability Company Interests;

                           (iv) all present and future claims, if any, of the
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (v) all of the Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any Instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make

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                  determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Assets, to enforce or execute any checks or other Instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (vi) all other Property from time to time hereafter
                  delivered in substitution for or in addition to any of the foregoing, all certificates and Instruments representing or evidencing such other Property, and all cash, Securities, interest, dividends, rights and other Property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests owned or acquired by the Pledgor from time to time (excluding those in any partnership that is a Subsidiary of the Pledgor, and also excluding those in any partnership that is not a Subsidiary of the Pledgor to the extent (and only to the extent) that such Partnership Interests may not be pledged hereunder without violating the terms of the partnership agreement or other Governing Documents of such partnership) and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter created, arising or acquired, including, without limitation:

                           (i) all of its capital therein and all of its
                  interest in all profits, losses, Partnership Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (ii) all other payments due or to become due to the
                  Pledgor in respect of such Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages or otherwise;

                           (iii) all of its claims, rights, powers, privileges,
                  authority, options, security interests, Liens and remedies, if any, under any partnership agreement or operating agreement, or at law, or otherwise in respect of such Partnership Interests;

                           (iv) all present and future claims, if any, of the
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (v) all of the Pledgor's rights under any partnership
                  agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the

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                  Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any Instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Assets, to enforce or execute any checks, or other Instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (vi) all other Property from time to time hereafter
                  delivered in substitution for or in addition to any of the foregoing, all certificates and Instruments representing or evidencing such other Property, and all cash, Securities, interest, dividends, rights and other Property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements owned or acquired by the Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property owned or acquired by the Pledgor from time to time; and

                  (g) all Proceeds of any and all of the foregoing;

PROVIDED, HOWEVER, that notwithstanding anything in this Agreement or in any of the other Collateral Documents to the contrary, the Pledgor shall NOT be required to pledge, and the term "COLLATERAL" shall be deemed NOT to include:

                           (i) any Equity Interests now owned or hereafter
                  acquired by the Pledgor in any Persons which are or (in connection with such acquisition) become Subsidiaries of the Pledgor, other than the Pledgor's Limited Liability Company Interests in Friday and the Chiquita South Pacific Equity that it shall own or from time to time acquire;

                           (ii) the Equity Interests of the Pledgor in Lindemann
                  and Securities Transfer;

                           (iii) the Pledgor's interest in any Note issued by
                  Lindemann or Securities Transfer or by any Subsidiary of the Pledgor to the Pledgor, other than the Chiquita South Pacific Note and the Friday Note, each of which is pledged hereunder; or

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                           (iv) the Pledgor's interest in any Securities that
                  are held in accounts which are opened and maintained by the Pledgor as a fiduciary for its employees or otherwise in connection with the Pledgor's employee benefits plans, and specifically, any Securities included in the "Capital Appreciation Plan" of the Pledgor.

The Property identified and described by the preceding PROVISO as not included in the Collateral shall be referred to herein as the "EXCLUDED PROPERTY". The term "COLLATERAL" shall in any event include all Equity Interests owned by the Pledgor in any Persons (other than Lindemann or Securities Transfer) that have ceased to be Subsidiaries of the Pledgor; such Equity Interests in any such Person to become automatically subject to pledge hereunder and a part of the Collateral immediately when such Person ceases to be a Subsidiary of the Pledgor.

                  3.2. PROCEDURES. (a) Subject always to SECTION 3.6 hereof, to the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the Pledgor) be pledged pursuant to SECTION 3.1 of this Agreement and, in addition thereto, the Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 30 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

                           (i) with respect to any Certificated Security (other
                  than a Certificated Security credited on the books of a Clearing Corporation), the Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed in blank;

                           (ii) with respect to any Uncertificated Security
                  (other than an Uncertificated Security credited on the books of a Clearing Corporation), Limited Liability Company Interests or Partnership Interests, the Pledgor shall cause the issuer of such Uncertificated Security, Limited Liability Company Interests or Partnership Interests to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of ANNEX C hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer shall agree to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security, Partnership Interests or Limited Liability Company Interests originated by any other Person, other than a court of competent jurisdiction; it being understood and agreed that the

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                  Pledgee will not so originate any instructions to any such issuer unless an Event of Default has occurred and is continuing;

                           (iii) with respect to any Certificated Security,
                  Uncertificated Security, Partnership Interests or Limited Liability Company Interests credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions (A) required (1) to comply with the applicable rules of such Clearing Corporation, and
                  (2) to perfect the security interest of the Pledgee under Applicable Law (including, in any event, under Sections 9-115
                  (4)(a) and (b), 9-115 (1)(e) and 8-106(d) of the UCC), and (B)
                  as the Pledgee deems necessary or desirable to effect the foregoing;

                           (iv) with respect to any Partnership Interests or
                  Limited Liability Company Interests (other than any Partnership Interests or Limited Liability Interests credited on the books of a Clearing Corporation), (A) if such Partnership Interests or Limited Liability Company Interests are represented by a certificate, the procedure set forth in
                  SECTION 3.2(a)(i), and (B) if such Partnership Interests or Limited Liability Company Interests are not represented by a certificate, the procedure set forth in SECTION 3.2(a)(ii);

                           (v) with respect to any Note, physical delivery of
                  such Note to the Pledgee, endorsed in blank; and

                           (vi) upon written request of the Pledgee while any
                  Event of Default shall be continuing, with respect to cash,
                  (A) establishment by the Pledgee of a cash account in the name of the Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person, without the prior written consent of the Pledgee), and (B) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to PARAGRAPH (a) of this SECTION 3.2, the Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

                           (i) with respect to all Collateral of the Pledgor
                  with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the Applicable Laws of any relevant jurisdiction), the Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                           (ii) the Pledgor shall from time to time cause
                  appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant jurisdictions, on forms covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest and Lien in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the Applicable Laws of the relevant jurisdictions, including, without limitation, Section 9-115(4)(b) of the UCC).

                  3.3. SUBSEQUENTLY ACQUIRED COLLATERAL. Subject always to the provisions of SECTION 3.6 hereof, if the Pledgor shall acquire (by purchase, merger, stock dividend, capital contribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, or when the Equity Interests in any Person that ceases to be a Subsidiary of the Pledgor becomes part of the Collateral, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to SECTION 3.1, and, furthermore, the Pledgor will within 30 days thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in
SECTION 3.2, and will promptly thereafter deliver to the Pledgee (a) a certificate executed by a principal executive officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder, and (b) such supplements to ANNEX A hereto as are necessary to cause such ANNEX A to be complete and accurate at such time. Notwithstanding anything contained herein to the contrary, this SECTION 3.3 shall not apply to, and no duties shall arise hereunder with respect to any Excluded Property whensoever owned or acquired.

                  3.4. TRANSFER TAXES. Each pledge of Collateral under SECTION
3.1 or SECTION 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5. CERTAIN REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. The Pledgor represents and warrants that on the date hereof (a) ANNEX A contains a correct and complete listing of all Equity Interests in any Person owned by the Pledgor which constitute Collateral under Section 3.1 hereof, except for Equity Interests in any Person which, in the reasonable judgement of the Pledgor, have an aggregate value of $25,000 or less on the date hereof; (b) ANNEX A contains a correct and complete listing of all Notes payable to the Pledgor by any Person which constitute Collateral under SECTION 3.1 hereof, except for Notes issued by any Person which have an aggregate face value of $25,000 or less on the date hereof; and (c) the aggregate value of the Equity Interests (as determined by the Pledgor in its reasonable judgement) and Notes (as determined by face value) which constitute Collateral under SECTION 3.1 hereof, but are not listed on ANNEX A by virtue of the exclusions set forth in CLAUSES (a) and (b) above, does not exceed $500,000 on the date hereof.

                  3.6. PERFECTION IN COLLATERAL PRIOR TO EVENT OF DEFAULT. (a) It is the intention of the parties hereto that at all times the Pledgee shall have the benefit of a perfected first-priority security interest in each of: (i) the Limited Liability Company Interests in Friday; (ii) the Friday Note; (iii) all of the rights, title and interests of the Pledgor on, under or in respect of the Chiquita South Pacific Loan Agreement; (iv) the Chiquita South Pacific Note; (v) the Chiquita South Pacific Equity; and (vi) all payments and distributions (whether in cash or in any other form of Property) from time to time made on, or in respect of, the Limited Liability Company Interests in Friday, the Friday Note, the Chiquita South Pacific Equity, the Chiquita South Pacific Loan Agreement and the Chiquita South Pacific Note. Accordingly, with respect to all Property constituting Collateral described in CLAUSES (i) through (iv) hereof, the Pledgor shall comply at all times from and after the date hereof and in all respects with the provisions contained in SECTIONS 3.2, 3.3 and 15(E) through (H) hereof.

                  (b) It is the intention of the parties hereto that at all times, so long as any Event of Default shall be continuing, the Pledgee shall have, if it so requests, the benefit of a first priority security interest in all other Property from time to time constituting Collateral. Accordingly, so long as any Event of Default shall be continuing, the Pledgor may from time to time deliver to Pledgee written instructions (i) identifying the specific additional Collateral with respect to which the Pledgor shall be required to comply with SECTIONS 3.2 and 3.3, and (ii) specifying the action which the Pledgor shall be required to take pursuant to this SECTION 3 in relation to such additional Collateral.

                  (c) With respect to all Collateral hereunder, other than that which is specifically identified in CLAUSE (a) hereof, unless and until such time as an Event of Default shall be continuing and the Pledgor shall have received written instructions from the Pledgee as set forth in CLAUSE (B) above, it is understood and agreed that the Pledgor shall not be required to comply with any of the provisions contained in SECTIONS 3.2 or 3.3 hereof, except to the extent that the Pledgee may from time to time require the filing of financing statements covering ALL COLLATERAL hereunder pursuant to SECTION 3.2(b)(ii).

                  4. APPOINTMENT OF SUB-AGENTS: ENDORSEMENTS. ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless there shall be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; PROVIDED, HOWEVER, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement or any of the other Loan Documents. All such rights of a Pledgor to vote and to give consents, waivers and ratifications with respect to all or any part of the Collateral owned by it shall cease if an Event of Default shall be continuing if, and to the extent that, the Pledgee shall notify the Pledgor in writing of the Pledgee's decision to exercise such rights with respect to all or (as the case may be) such part of such Collateral.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS.

                  (a) Unless an Event of Default shall be continuing and Pledgee shall have otherwise requested in writing, and except as otherwise provided by SECTION 3.6(a), PARAGRAPH (c) of this SECTION 6 or by PARAGRAPHS (e) through (h) of SECTION 15, (i) all ordinary cash dividends and other similar cash distributions payable in respect of any Equity Interests constituting Collateral shall be paid to (and may be retained by) the Pledgor; and (ii) the Proceeds of any Collateral, other than that Collateral which is described in SECTION 3.6(a), to the extent that such Proceeds do not exceed the sum of $500,000 per fiscal year, shall be paid to (and may be retained by) the Pledgor.

                  (b) As contemplated and provided by SECTION 3.3 hereof, but subject always to SECTIONS 3.6 and 15(e) through (h) hereof, the Pledgee shall at all times be entitled to receive directly, and to retain as part of the Collateral:

                           (i) all other or additional Stock, Notes, Limited
                  Liability Company Interests, Partnership Interests, Instruments or other Securities or Property (including, but not limited to, cash, except as otherwise provided by PARAGRAPH (a) of this SECTION 6) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                           (ii) all other or additional Stock, Notes, Limited
                  Liability Company Interests, Partnership Interests, Instruments or other Securities or Property (including, but not limited to, cash, except as otherwise provided by PARAGRAPH (a) of this SECTION 6) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                           (iii) all other or additional Stock, Notes, Limited
                  Liability Company Interests, Partnership Interests, Instruments or other Securities or Property (including, but not limited to, cash, except as otherwise provided by PARAGRAPH (a) of this SECTION 6) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  (c) During the continuation of any Event of Default, if and as so requested by the Pledgee in writing, all ordinary cash dividends and other similar cash distributions paid or payable in respect of all or any part of any Equity Interests constituting Collateral shall be paid to the Pledgee for application by the Pledgee toward payment of the Obligations pursuant to the Loan Documents. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of any of SECTION 3.6, this SECTION 6,
         SECTION 7 or SECTION 15(e) through (h) shall be received in trust for the benefit of the Pledgee and the other Secured Creditors, shall be segregated from other Property or funds of the Pledgor, and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsements).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If any Event of Default shall be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Loan Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, its rights set forth in SECTION 3 hereof and all of the rights and remedies of a secured party upon default under the UCC, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which the Pledgor hereby irrevocably agrees to be commercially reasonable:

                  (a) to receive all amounts payable or distributable in respect of the Collateral or otherwise payable under SECTION 6 to the Pledgor;

                  (b) to transfer all or any part of the Collateral into the Pledgee's name or into the name of its nominee or nominees;

                  (c) to accelerate any Note pledged hereunder, which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Note pledged hereunder (including, without limitation, to make any demand for payment thereon);

                  (d) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though the Pledgee were the outright owner thereof (subject to any applicable operating agreement, partnership agreement or other Governing Document in the case of any Collateral constituting a Partnership Interest or Limited Liability Company Interest) (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, pursuant to SECTION 12(b));

                  (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private Sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of Sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other Property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED, HOWEVER, that at least 10 days' prior notice of the time and place of any such Sale shall be given to the Pledgor. The Pledgee shall not be obligated to make such Sale of Collateral regardless of whether any such notice of Sale has theretofore been given. Each purchaser at any such Sale shall hold the Property so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby irrevocably waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after Sale hereunder, all rights, if any, to require marshalling of the Collateral or any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such Sale, unless prohibited by Applicable Law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (f) to set-off all or any part of the Collateral against all or any part of the Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Loan Document, or now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting on behalf of the Secured Creditors pursuant to ARTICLE XI of the Credit Agreement, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security granted or to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

                  9. APPLICATION OF PROCEEDS. Cash proceeds received or otherwise held by the Pledgee in respect of any Sale of, collection from, or other realization upon, all or any part of the Collateral under this Agreement or the Security Agreement shall be applied by the Pledgee in the following order:

                  (a) FIRST, subject always to the limitations contained in the next paragraph of this SECTION 9, to the Pledgee for the benefit of the Secured Creditors, on account of the Obligations of the Pledgor to the Secured Creditors (whether or not such Obligations are then due and payable, matured or unmatured, absolute or contingent, or otherwise); and

                  (b) SECOND, to the extent that proceeds remain after the application pursuant to the preceding CLAUSE (a), to the Pledgor or to whomsoever else may be lawfully entitled to receive such surplus.

         NOTWITHSTANDING ANYTHING EXPRESS OR IMPLIED IN THE COLLATERAL DOCUMENTS TO THE CONTRARY, THE MAXIMUM AGGREGATE AMOUNT OF ALL PROCEEDS OF COLLATERAL (WHETHER RECEIVED OR REALIZED UPON PURSUANT TO THIS AGREEMENT OR THE SECURITY AGREEMENT) WHICH MAY BE APPLIED BY THE PLEDGEE AND THE OTHER SECURED CREDITORS TOWARDS PAYMENT OF THE OBLIGATIONS SHALL NOT EXCEED THE MAXIMUM PERMITTED AMOUNT.

               THE PLEDGOR SHALL REMAIN LIABLE FOR ANY DEFICIENCY.

                  10. PURCHASERS OF COLLATERAL. Upon any Sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of Sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such Sale of the purchase money paid as consideration pursuant to such Sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of all or any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor jointly and severally irrevocably agrees (a) to indemnify and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually, an "INDEMNITEE" and, collectively, the "INDEMNITEES") on demand from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse each Indemnitee on demand for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Loan Document (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other Property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this SECTION 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. The indemnity obligations of the Pledgor contained in this SECTION 11 shall continue in full force and effect notwithstanding the full payment of all of the Loans and other Credit Extensions made under the Credit Agreement, the termination of all Letters of Credit, and the payment of all of the other Obligations, and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own cost and expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wheresoever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and Instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                  (b) The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any Instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including any actions permitted under SECTION 7(d) hereof.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee shall hold, in accordance with this Agreement, all items of the Collateral at any time received by the Pledgee under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
ARTICLE XI of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber all or any part of the Collateral or any interest therein (except, in each case, in accordance with or as otherwise permitted by the terms of this Agreement and the other Loan Documents).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.
(a) The Pledgor represents, warrants and covenants that:

                           (i) it is the legal, beneficial and record owner of,
                  and has good and marketable title to, all of the Limited Liability Company

                  Interests in Friday, the Friday Note, and all other Collateral consisting of one or more Securities and it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, Lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, EXCEPT the Liens and security interests created by this Agreement or permitted by the terms of the Credit Agreement and EXCEPT for restrictions and limitations (if any) imposed by Applicable Law, applicable Governing Documents or any applicable shareholder agreements);

                           (ii) it has full power, authority and legal right to
                  pledge all the Collateral pledged or to be pledged by it pursuant to this Agreement;

                           (iii) this Agreement has been duly authorized,
                  executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

                           (iv) except to the extent already obtained or made,
                  no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of the Pledgor or of any of its Subsidiaries), and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Pledgor in connection with (A) the execution, delivery or performance of this Agreement, (B) the validity or enforceability of this Agreement (except as otherwise set forth in CLAUSE (iii) above), (C) the perfection or enforceability of the Pledgee's security interest in the Collateral, (D) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein, or
                  (E) except for compliance with or as may required by any applicable partnership agreement, limited liability company agreement or other Governing Document relating to any partnership or limited liability company that is not a Subsidiary of the Pledgor, the exercise by the Pledgee of any of its rights or remedies provided herein with respect to the Partnership Interests or Limited Liability Company Interests relating to such partnership or limited liability company;

                           (v) the execution, delivery and performance of this
                  Agreement will not violate any provision of any Applicable Law or of any order, judgment, writ, award or decree of any court, arbitrator or other Governmental Authority, domestic or foreign, applicable to the Pledgor, or of the Governing Documents of the Pledgor or of any Securities issued by the Pledgor or by any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or Instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective Property and will not result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the Property of the Pledgor or of any of its Subsidiaries, EXCEPT as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

                           (vi) (A) the Limited Liability Company Interests in
                  Friday have been duly and validly issued, are fully paid and nonassessable and are subject to no options to purchase or other similar rights; PROVIDED, HOWEVER, that such Limited Liability Company Interests in Friday may require further payments and/or assessments in respect thereof in accordance with Applicable Law; (B) if the Collateral shall at any time consist of Chiquita South Pacific Equity, such Chiquita South Pacific Equity shall be duly and validly issued, fully paid and nonassessable and shall be subject to no options to purchase or other similar rights; (C) Friday is the legal and beneficial and record owner of, and has good and marketable title to, all of the Limited Liability Company Interests in Chiquita Processed Foods; and (D) the Limited Liability Company Interests in Chiquita Processed Foods have been duly and validly issued, are fully paid and nonassessable and are subject to no options to purchase or other similar rights; PROVIDED, HOWEVER, that such Limited Liability Company Interest in Chiquita Processed Foods may require further payments and/or assessments in respect thereof in accordance with Applicable Law.

                           (vii) (A) the Chiquita South Pacific Loan Agreement
                  constitutes the legal, valid and binding obligation of Chiquita South Pacific, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing; and (B) the Friday Note constitutes the legal, valid and binding obligation of Friday, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

                           (viii) the pledge, collateral assignment and delivery
                  to the Pledgee of the Collateral consisting of Certificated Securities (together with Instruments of transfer therefor) pursuant to this Agreement creates a valid and perfected first-priority security interest in such Securities and the Proceeds thereof, subject to no prior Liens or encumbrances or to any agreement purporting to grant to any third party any Lien or encumbrance on the Property of the Pledgor which would include such Securities, and the Pledgee is entitled to all of the rights, priorities and benefits afforded by the UCC or other Applicable Law as enacted in any applicable jurisdiction to perfected security interests in respect of such Collateral, subject always to SECTION 3.6 hereof; and

                           (ix) subject always to SECTION 3.6, "control" (as
                  defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC; PROVIDED, HOWEVER, that, in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, the Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

                  (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the Proceeds thereof against the claims and demands of all Persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other Property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) The Pledgor shall not cause or otherwise agree to, and to the extent it can control the same, shall not permit: (i) the amendment or modification of the operating agreements, certificates of formation or any other Governing Documents pertaining to, or the issuance of new membership interests in, Friday or Chiquita Processed Foods, without the prior written consent of the Pledgee; or (ii) the cancellation, termination or recission of, or the forgiveness, release or waiver of any of the Indebtedness or any other obligations under any of the operating agreements or any

         Governing Documents of, or otherwise pertaining to, Friday or Chiquita Processed Foods. The Pledgor shall not cease to own a 100% direct membership interest in Friday, and shall not cause or permit Friday to cease to own a 100% direct membership interest in Chiquita Processed Foods.

                  (d) The Pledgor covenants and agrees that it shall make no Investments in Equity Interests or Notes, which will become part of the Collateral hereunder, if, after giving effect to such Investments, the aggregate fair market value of all of the Equity Interests, Notes and other Investments constituting Collateral at any given time hereunder (but excluding for purposes of this calculation the fair market value of the Property described in Section 3.6(a) hereof) shall exceed $10,000,000. For purposes of the preceding sentence, "fair market value" shall be determined on the basis of (i) the value of such Investments on the date of this Agreement, if owned by Pledgor on the date of this Agreement or (ii) the original cost of such Investments, if acquired after the date of this Agreement (without giving effect to any increase or decrease in value of such Investments after the date of this Agreement or the date of acquisition, as the case may be).

                  (e) The Pledgor covenants and agrees that it shall not, and to the extent it can control the same, it shall not cause or permit Chiquita South Pacific to, do any of the following:

                           (i) take any action or omit to take any action that
                  will result in the cancellation, termination, compromise, rescission, forgiveness, release or waiver of any of the obligations of Chiquita South Pacific under the Chiquita South Pacific Loan Agreement or the Chiquita South Pacific Note, other than as a result and to the extent of any cash payments made by Chiquita South Pacific to or for the account of the Pledgor in respect of any of its obligations under the Chiquita South Pacific Loan Agreement or the Chiquita South Pacific Note, which payments shall be made directly by Chiquita South Pacific to the Pledgee for the benefit of the Secured Creditors, pursuant to SECTION 15(f) hereof and SECTION 3.3.3(a) of the Credit Agreement; or

                           (ii) exercise any rights of setoff or counterclaim
                  with respect to any obligations owed by the Pledgor to Chiquita South Pacific against any obligations owed by Chiquita South Pacific to the Pledgor under the Chiquita South Pacific Loan Agreement or the Chiquita South Pacific Note; or

                           (iii) amend any of the terms of payment or otherwise
                  modify any of the other provisions of the Chiquita South Pacific Loan Agreement or the Chiquita South Pacific Note (or the terms of any Chiquita South

                  Pacific Equity issued upon conversion of or in exchange therefor) in a manner which will reduce the value of, or otherwise impair any of the material rights, remedies or other benefits available to the Pledgor with respect to, any such debt or equity, or otherwise adversely affect in any material respect the validity or enforceability of the Chiquita South Pacific Loan Agreement, the Chiquita South Pacific Note or the Chiquita South Pacific Equity;

         PROVIDED; HOWEVER that nothing in the foregoing CLAUSES (i) through
         (iii) shall be construed to limit the rights of the Pledgor and Chiquita South Pacific at any time to convert the debt outstanding under the Chiquita South Pacific Loan Agreement (or the Chiquita South Pacific Note) into Chiquita South Pacific Equity, to convert such debt into convertible debt or to extend the maturity of such debt.

                  (f) The Pledgor shall cause Chiquita South Pacific to make and remit directly to the Pledgee, for the benefit of the Secured Creditors, all cash payments and other cash distributions payable by Chiquita South Pacific for or on account of the Chiquita South Pacific Loan Agreement, the Chiquita South Pacific Note or any Chiquita South Pacific Equity. So long as no Event of Default is continuing, the Pledgee shall apply any and all cash payments or distributions received under this SECTION 15(f) in accordance with SECTION 3.3.3(a) of the Credit Agreement, and any amounts so received by the Pledgee in excess of the aggregate principal amount of Revolving Loans then outstanding shall be remitted by the Pledgee to the Pledgor. If any Event of Default shall be continuing, the Pledgee shall apply any and all cash payments or distributions received under this SECTION 15(f) to pay Obligations under the Credit Agreement, and any amounts so received by the Pledgee in excess of the aggregate principal amount of Revolving Loans shall be held by the Pledgee as Collateral in which the Pledgee will have a perfected first-priority security interest pursuant to SECTIONS 3.2, 3.3 and 3.6(a), and which shall be subject to the other terms and conditions of this Agreement. The Pledgor shall cause Chiquita South Pacific to remit directly to the Pledgee all non-cash payments or distributions payable by Chiquita South Pacific for or on account of the Chiquita South Pacific Loan Agreement, the Chiquita South Pacific Note or any Chiquita South Pacific Equity, which non-cash payments or distributions shall be held by the Pledgee as Collateral in which the Pledgee will have a perfected first-priority security interest pursuant to SECTIONS 3.2, 3.3 and 3.6(a), and which shall be subject to the other terms and conditions of this Agreement. The Pledgor shall, and shall cause Chiquita South Pacific to, enter into a consent to assignment in substantially the form of ANNEX D hereto (the "CONSENT TO ASSIGNMENT"), and shall deliver the same to the Pledgee within twenty (20) Business Days after the date hereof.

                  (g) The Pledgor covenants and agrees that it shall not, and to the extent it can control the same, it shall not cause or permit Friday to, do any of the following:

                           (i) take any action or omit to take any action that
                  will result in the cancellation, termination, compromise, rescission, forgiveness, release or waiver of any of the obligations of Friday under the Friday Note, other than as a result and to the extent of any cash payments made by Friday to or for the account of the Pledgor in respect of any of its obligations under the Friday Note, which payments shall be made directly by Friday to the Pledgee, for the benefit of the Secured Creditors, pursuant to SECTION 15(h) hereof; or

                           (ii) exercise any rights of setoff or counterclaim
                  with respect to any obligations owed by the Pledgor to Friday against any obligations owed by Friday to the Pledgor under the Friday Note; or

                           (iii) amend any of the terms of payment or otherwise
                  modify any of the other provisions of the Friday Note, in a manner which will reduce the value of or otherwise impair any of the material rights, remedies or other benefits available to the Pledgor with respect to the Friday Note, or otherwise adversely affect in any material respect the validity or enforceability of the Friday Note.

                  (h) The Pledgor shall cause Friday to make and remit directly to the Pledgee, for the benefit of the Secured Creditors, all cash payments and other cash distributions payable by Friday for or on account of the Friday Note. So long as no Event of Default is continuing, the Pledgee shall apply any and all cash payments or distributions received under this SECTION 15(h) to pay down Revolving Loans then outstanding, and any amounts so received by the Pledgee in excess of the aggregate principal amount of Revolving Loans then outstanding shall be remitted by the Pledgee to the Pledgor. If any Event of Default shall be continuing, the Pledgee shall apply any and all cash payments or distributions received under this SECTION 15(h), to pay Obligations under the Credit Agreement, and any amounts so received by the Pledgee in excess of the aggregate principal amount of Revolving Loans shall be held by the Pledgee as Collateral in which the Pledgee will have a perfected first-priority security interest pursuant to SECTIONS 3.2, 3.3 and 3.6(a), and which shall be subject to the other terms and conditions of this Agreement. The Pledgor shall cause Friday to remit directly to the Pledgee all non-cash payments or distributions payable by Friday for or on account of the Friday Note, which non-cash payments or distributions shall be held by the Pledgee as Collateral in which the Pledgee will have a perfected security interest pursuant to SECTIONS 3.2, 3.3 and 3.6(a), and which shall be subject to the other terms and conditions of this Agreement. The Pledgor shall, and shall cause Friday to, enter into a Consent to Assignment in substantially the form of ANNEX D hereto, and shall deliver the same to the Pledgee within ten (10) Business Days after the date hereof. As shall be provided by such Consent to Assignment, so long as any Event of Default shall be continuing, the Pledgee shall be entitled to accelerate the payment of all Indebtedness of Friday under the Friday Note.

                  16. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of the Pledgor is located at the address specified in ANNEX B hereto. The Pledgor agrees that it will not move its chief executive office except to such new location as the Pledgor may establish in accordance with the provisions of this SECTION 16. The originals of all documents in the possession of the Pledgor evidencing all Collateral, including, but not limited to, all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at its chief executive office at the location specified in ANNEX B hereto, or at such new locations as the Pledgor may establish in accordance with the provisions of this SECTION 16. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in ANNEX B hereto, or such new locations as the Pledgor may establish in accordance with the provisions of this SECTION 16. The Pledgor shall not establish a new location for such offices until (a) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request, and (b) with respect to such new location, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the Pledgor shall deliver to the Pledgee a supplement to ANNEX B hereto so as to cause such ANNEX B hereto to be complete and accurate.

                  17. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. (a) The Obligations of the Pledgor under this Agreement shall be absolute, unconditional and irrevocable and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise impaired or affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to SECTION 19 hereof), including, without limitation:

                           (i) the dissolution, termination of existence,
                  winding up, bankruptcy, liquidation, insolvency, appointment of a receiver for all or any part of the Property of, assignment for the benefit of creditors by, or the commencement of any Bankruptcy or Insolvency Proceeding by or against, the Pledgor or any of the Subsidiaries of the Pledgor;

                           (ii) the absorption, merger or consolidation of, or
                  the effectuation of any other change whatsoever in the name, ownership, membership, constitution or place of organization or formation of, the Pledgor or any of its Subsidiaries;

                           (iii) any extension or postponement of the time for
                  the payment of any of the Obligations, the acceptance of any partial payment thereon, any and all other indulgences whatsoever by any of the Secured Creditors in respect of any of the Obligations, the taking, addition, substitution or release, in whole or in part, at any time or times, of any collateral or Liens securing any of the Obligations, or the addition, substitution or release, in whole or in part, of any Person or Persons primarily or secondarily liable in respect of any of the Obligations of the Pledgor;

                           (iv) any action or delay in acting or failure to act
                  on the part of any Secured Creditor under any Loan Documents or in respect of any Obligations of the Pledgor or any collateral or Liens securing any Obligations of the Pledgor or otherwise, including (A) any action by any Secured Creditor to enforce any of its rights, remedies or claims in respect of any collateral or Liens securing any Obligations of the Pledgor, (B) any failure by any Secured Creditor strictly or diligently to assert any rights or to pursue any remedies or claims against the Pledgor or any other Person or Persons under any of the Loan Documents or provided by statute or at law or in equity, (C) any failure by the Pledgee or by any other Secured Creditor to perfect or to preserve the perfection or priority of any of its Liens securing any of the Obligations of the Pledgor, or (D) any failure or refusal by the Pledgee or by any other Secured Creditor to foreclose or to realize upon any collateral or Liens securing any of the Obligations of the Pledgor, or to take any action to enforce any of its rights, remedies or claims under any Loan Documents;

                           (v) any modification or amendment of, or any
                  supplement or addition to, any of the Loan Documents;

                           (vi) any waiver, consent or other action or
                  acquiescence by the Pledgee or by any other Secured Creditor in respect of any default by the Pledgor in its performance or observance of or compliance with any term, covenant or condition contained in any of the Loan Documents;

                           (vii) the existence or creation at any time or times
                  on or after the date of this Agreement of any claim, defense, right of set-off or counterclaim of any nature whatsoever of the Pledgor against any of its Subsidiaries or against any of the Secured Creditors;

                           (viii) any incapacity or lack of authority of the
                  Pledgor;

                           (ix) any of the Obligations of the Pledgor or any of
                  the Loan Documents or any provision of any thereof or any of the Liens securing any of the Obligations of the Pledgor shall at any time and for any reason whatsoever cease to be in full force or effect with respect to the Pledgor or shall be declared null and void or illegal, invalid, unenforceable or inadmissible in evidence in relation to the Pledgor, or any of the Obligations of the Pledgor or any Liens securing any of the Obligations of the Pledgor shall be subject to avoidance, or shall be avoided, as a fraudulent transfer or fraudulent conveyance, whether prior to or after the commencement of any Insolvency Proceedings; or

                           (x) the existence of any other condition or
                  circumstance or the occurrence of any other event or condition that might otherwise constitute a legal or equitable discharge of or a suretyship defense to performance by the Pledgor of any of its Obligations to any of the Secured Creditors.

                  (b) THE PLEDGOR HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES TO PERFORMANCE BY THE PLEDGOR OF ANY OF ITS OBLIGATIONS TO THE PLEDGEE OR TO ANY OF THE OTHER SECURED CREDITORS.

                  (c) This Agreement shall be effective as to and shall be enforceable by the Pledgee against the Pledgor from and after the execution and delivery by the Pledgor of a counterpart of this Agreement.

                  (d) The Pledgor hereby absolutely, unconditionally and irrevocably assents to and waives notice of, and waives any defenses that it may otherwise have as a result of, any and all circumstances, occurrences and other matters specified in CLAUSES (i) through (x) of PARAGRAPH (a) of this SECTION 17.

                  18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to SECTION 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private Sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such Sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (a) may proceed to make such private Sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (b) may approach and negotiate with a single possible purchaser to effect such Sale; and (c) may restrict such Sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or Sale of such Collateral or part thereof. In the event of any such Sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the Sale were deferred until the registration as aforesaid.

                  19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in SECTION 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper Instrument or Instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and Instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to the Pledgor (without recourse, and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder, and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to SECTION 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to SECTION 3.2(a)(iv). As used in this Agreement, the term "TERMINATION DATE" shall mean the date upon which all of the Commitments have been terminated and no Letters of Credit are outstanding and all Revolving Loans have been paid in full and all other Obligations have been paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment).

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (i) at any time prior to the time at which all of the Obligations have been paid in full and all of the Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a Sale or disposition permitted by the Credit Agreement or any of the other Loan Documents or is otherwise released at the direction of the Required Lenders, or (ii) at any time thereafter, to the extent permitted by the other Loan Documents, and in the case of CLAUSES (i) and (ii), the proceeds of such Sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Loan Document, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor (without recourse, and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the Pledgor desires that Collateral be released as provided in the foregoing SECTION 19(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to SECTION 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this
         SECTION 19.

                  20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first-class mail, postage prepaid, addressed:

                  (a)      if to the Pledgor, at:

                                    Chiquita Brands International, Inc.
                                    250 E. Fifth Street
                                    Cincinnati, OH  45202
                                    Attention: Vice-President and Treasurer
                                    Tel: (513) 784-8542
                                    Fax: (513) 564-2547

                  (b) if to the Pledgee, at:

                                 BankBoston, N.A.
                                 One Federal Street, Mail Stop: MA OF D03D
                                 Boston, Massachusetts 02110
                                 Attention: Robert F. Milordi, Managing Director
                                 Tel: (617) 434-8092
                                 Fax: (617) 346-4345

                  (c) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. THE PLEDGEE. The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and in this Agreement.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by the Pledgor and by the Pledgee.

                  23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect, subject to release and/or termination as set forth in SECTION 19, (b) be binding upon the Pledgor, its successors and assigns; PROVIDED, HOWEVER, that Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee, and (c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES EXCEPT FOR SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all of the parties hereto.

                  24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  25. FULL RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all of the representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Loan Documents and otherwise in writing in connection herewith or therewith.

                  26. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
         (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership, and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or the Pledgor.

                  (b) Except as provided in the last sentence of PARAGRAPH (a) of this SECTION 26, the Pledgee, by becoming a party to this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to the Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein, and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or the Pledgor, EXCEPT as provided in the last sentence of PARAGRAPH (a) of this SECTION 26.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of the Pledgor as a result of any of the pledges hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  27. ACTIONS REQUIRING APPROVAL UNDER THE LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) If an Event of Default shall be continuing, the Pledgor shall take any action which the Pledgee may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Pledgee or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing. To enforce the provisions of this SECTION 27, the Pledgee is empowered to seek from any Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a BONA FIDE purchaser to whom control will ultimately be transferred. The Pledgor agrees to cooperate with any such purchaser and with the Pledgee in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the consent to the assignment to such purchaser of the Collateral. The Pledgor hereby agrees to consent to any such involuntary transfer of control upon the request of the Pledgee during the continuation of an Event of Default, and, without limiting any rights of the Pledgee under this Agreement, to authorize the Pledgee to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, or other consent required by Governmental Authorities, in order to effectuate the transactions contemplated in this SECTION 27. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Pledgee under this Agreement. The Pledgor shall cooperate fully in obtaining the approval or consent of, and in making the required filings with each Governmental Authority required to effectuate the foregoing.

                  (b) The Pledgor shall use its best efforts to assist in obtaining the consent or approval of any Governmental Authority or to make any other filing, if required, for any action or transactions contemplated by this Agreement. Anything herein to the contrary notwithstanding, Pledgor shall not be obligated to sign any such document which the Pledgor has reasonable cause to believe contains any inaccuracy or to make any statements concerning the qualifications of any transferee or assignee.

                  (c) Without limiting the obligations of the Pledgor hereunder in any respect, the Pledgor further agrees that if the Pledgor, upon or after the occurrence of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal pursuant to SECTION 27(b) to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Pledgee hereunder, the Pledgor agrees that such application may be executed on the Pledgor's behalf by the clerk of any competent jurisdiction without notice to the Pledgor pursuant to court order.

                  28. SPECIFIC PERFORMANCE. For the avoidance of doubt, the parties hereto hereby acknowledge that the Pledgor's covenants in SECTION 15 hereof are of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Pledgee shall be entitled to a decree requiring specific performance by the Pledgor of such covenants.

                  29. EFFECTIVENESS. This Agreement shall become effective on and as of the date hereof when the Pledgee and the Pledgor shall have signed counterparts hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Pledgee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this PLEDGE AGREEMENT to be duly executed and delivered by their respective officers thereunto duly authorized on and as of the date first above written.

                                               THE PLEDGOR:

                    [SEAL]                     CHIQUITA BRANDS
                                               INTERNATIONAL, INC.

Attest:            /s/                         By: /s/
      --------------------------------------       -----------------------------
            Barbara Wagner                         Name: Gerald R. Kondritzer
            Assistant Secretary                    Title: Vice President and
                                                          Treasurer

                                               THE COLLATERAL AGENT:

                                               BANKBOSTON, N.A.,
                                               as Collateral Agent
                                               for the Lenders

                                               By: /s/
                                                   -----------------------------
                                                   Name:  Robert F. Milordi
                                                   Title:  Managing Director